                                                                   Exhibit 10.13


                                                                       EXHIBIT A


================================================================================


                       GUARANTEE AND COLLATERAL AGREEMENT


                                     made by


                                 printCafe, Inc.


                         and certain of its Subsidiaries


                                   in favor of


                               Iris Graphics Inc.


                          Dated as of December 31, 2001


================================================================================

                                Table of Contents

                                                                                                                PAGE

SECTION 1.        DEFINED TERMS...................................................................................1
         1.1      Definitions.....................................................................................1
         1.2      Other Definitional Provisions...................................................................4

SECTION 2.        Guarantee.......................................................................................4
         2.1      Guarantee.......................................................................................4
         2.2      Right of Contribution...........................................................................5
         2.3      No Subrogation..................................................................................5
         2.4      Amendments, etc. with respect to the Borrower Obligations.......................................5
         2.5      Guarantee Absolute and Unconditional............................................................6
         2.6      Reinstatement...................................................................................6
         2.7      Payments........................................................................................6

SECTION 3.        GRANT OF SECURITY INTEREST......................................................................6

SECTION 4.        REPRESENTATIONS AND WARRANTIES..................................................................7
         4.1      Title; No Other Liens...........................................................................7
         4.2      Perfected First Priority Liens..................................................................8
         4.3      Jurisdiction of Organization; Chief Executive Office............................................8
         4.4      Inventory and Equipment.........................................................................8
         4.5      Farm Products...................................................................................8
         4.6      Investment Property.............................................................................8
         4.7      Receivables.....................................................................................9
         4.8      Contracts.......................................................................................9
         4.9      Intellectual Property...........................................................................9

SECTION 5.        COVENANTS......................................................................................10
         5.1      Delivery of Instruments, Certificated Securities and Chattel Paper.............................10
         5.2      Maintenance of Insurance.......................................................................10
         5.3      Payment of Obligations.........................................................................10
         5.4      Maintenance of Perfected Security Interest; Further Documentation..............................11
         5.5      Changes in Locations, Name, etc................................................................11
         5.6       Notices.......................................................................................11
         5.7      Investment Property............................................................................11
         5.8      Receivables....................................................................................12
         5.9      Contracts......................................................................................12
         5.10     Intellectual Property..........................................................................13

SECTION 6.        REMEDIAL PROVISIONS............................................................................14
         6.1      Certain Matters Relating to Receivables........................................................14
         6.2      Communications with Obligors; Grantors Remain Liable...........................................14
         6.3      Pledged Stock..................................................................................15
         6.4      Proceeds to be Turned Over To Lender...........................................................16
         6.5      Application of Proceeds........................................................................16
         6.6      Code and Other Remedies........................................................................16
         6.7      Registration Rights............................................................................17

         6.8      Deficiency.....................................................................................17

SECTION 7.        THE LENDER.....................................................................................18
         7.1      The Lender's Appointment as Attorney-in-Fact, etc..............................................18
         7.2      Duty of the Lender.............................................................................19
         7.3      Execution of Financing Statements..............................................................19
         7.4      Authority of the Lender........................................................................19

SECTION 8.        MISCELLANEOUS..................................................................................20
         8.1      Amendments in Writing..........................................................................20
         8.2      Notices........................................................................................20
         8.3      No Waiver by Course of Conduct; Cumulative Remedies............................................20
         8.4      Enforcement Expenses; Indemnification..........................................................20
         8.5      Successors and Assigns.........................................................................20
         8.6      Set-Off........................................................................................20
         8.7      Counterparts...................................................................................21
         8.8      Severability...................................................................................21
         8.9      Section Headings...............................................................................21
         8.10     Integration....................................................................................21
         8.11     GOVERNING LAW..................................................................................21
         8.12     Submission To Jurisdiction; Waivers............................................................21
         8.13     Acknowledgements...............................................................................22
         8.14     Additional Grantors............................................................................22
         8.15     Releases.......................................................................................22
         8.16     Prior Liens....................................................................................22
         8.17     WAIVER OF JURY TRIAL...........................................................................23


SCHEDULES
---------

Schedule 1........Notice Addresses
Schedule 2........Investment Property
Schedule 3........Perfection Matters
Schedule 4........Jurisdictions of Organization and Chief Executive Offices
Schedule 5........Inventory and Equipment Locations
Schedule 6........Intellectual Property
Schedule 7........Material Contracts

                       GUARANTEE AND COLLATERAL AGREEMENT


                  GUARANTEE AND COLLATERAL AGREEMENT, dated as of December 31, 2001, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GRANTORS"), in favor of Iris Graphics Inc., as Lender (the "LENDER"), party to the Credit Agreement, dated as of December 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), between printCafe, Inc. (the "BORROWER") and the Lender.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, pursuant to the Credit Agreement, the Lender has agreed to make a Term Loan to the Borrower upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;

                  WHEREAS, the proceeds of the Term Loan under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses;

                  WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the Term Loan under the Credit Agreement; and

                  WHEREAS, it is a condition precedent to the obligation of the Lender to make the Term Loan to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Lender;

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to make the Term Loan to the Borrower thereunder, each Grantor hereby agrees with the Lender as follows:

                            SECTION 1. DEFINED TERMS

         1.1 DEFINITIONS. (a). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

         (b) The following terms shall have the following meanings:

                  "AGREEMENT": this Guarantee and Collateral Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

                  "BORROWER OBLIGATIONS": the collective reference to the unpaid principal of and interest (including, without limitation, any PIK Interest) on the Term Loan and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loan and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any other document (other than the Warrant) made, delivered or given in connection with any of the foregoing, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

                  "COLLATERAL": as defined in Section 3.

                  "COLLATERAL ACCOUNT": any collateral account established by the Lender as provided in Section 6.1 or 6.4.

                  "CONTRACTS": the material contracts and agreements listed in
SCHEDULE 7, as the same may be amended, supplemented or otherwise modified from time to time, including, without limitation, (i) all rights of any Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Grantor to damages arising thereunder and
(iii) all rights of any Grantor to perform and to exercise all remedies thereunder.

                  "COPYRIGHTS": (i) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in SCHEDULE 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

                  "COPYRIGHT LICENSES": any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in SCHEDULE
6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

                  "DEPOSIT ACCOUNT": as defined in the Uniform Commercial Code of any applicable jurisdiction and, in any event, including, without limitation, any demand, time, savings, passbook or like account maintained with a depositary institution.

                  "FOREIGN SUBSIDIARY": any Subsidiary organized under the laws of any jurisdiction outside the United States of America.

                  "FOREIGN SUBSIDIARY VOTING STOCK": the voting Capital Stock of any Foreign Subsidiary.

                  "GUARANTOR OBLIGATIONS": with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Loan Document to which such Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Lender that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document).

                  "GUARANTORS": the collective reference to each Grantor other than the Borrower.

                  "INTELLECTUAL PROPERTY": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

                  "INTERCOMPANY NOTE": any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.

                  "INVESTMENT PROPERTY": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the New York UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of "Pledged Stock") and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Stock.

                  "ISSUERS": the collective reference to each issuer of any Investment Property.

                  "NEW YORK UCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

                  "OBLIGATIONS": (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each Guarantor, its Guarantor Obligations.

                  "PATENTS": (i) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in SCHEDULE 6, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

                  "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

                  "PLEDGED NOTES": all promissory notes listed on SCHEDULE 2, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).

                  "PLEDGED STOCK": the shares of Capital Stock listed on
SCHEDULE 2, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Agreement is in effect; PROVIDED that in no event shall more than 66% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be required to be pledged hereunder.

                  "PROCEEDS": all "proceeds" as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

                  "RECEIVABLE": any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

                  "SECURITIES ACT": the Securities Act of 1933, as amended.

                  "TRADEMARKS": (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in SCHEDULE 6, and (ii) the right to obtain all renewals thereof.

                  "TRADEMARK LICENSE": any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in SCHEDULE 6.

         1.2 OTHER DEFINITIONAL PROVISIONS. (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

         (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

                              SECTION 2. GUARANTEE

         2.1 GUARANTEE. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Lender and its respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

         (c) Each Guarantor agrees that the Borrower Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender.

         (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Borrower Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Borrower Obligations.

         (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations up to the maximum liability of such Guarantor hereunder until the Borrower Obligations are paid in full.

         2.2 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

         2.3 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lender by the Borrower on account of the Borrower Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Borrower Obligations, whether matured or unmatured, in such order as the Lender may determine.

         2.4 AMENDMENTS, ETC. WITH RESPECT TO THE BORROWER OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Lender may be rescinded by the Lender and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Borrower Obligations or for the guarantee contained in this
Section 2 or any property subject thereto.

         2.5 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this
Section 2; the Borrower Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this
Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Borrower Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this
Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         2.6 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         2.7 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in Dollars to an account specified by the Lender.

                     SECTION 3. GRANT OF SECURITY INTEREST

                  Each Grantor hereby assigns, transfers and grants to the Lender a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Grantor's Obligations,:

         (a) all Accounts;

         (b) all Chattel Paper;

         (c) all Contracts;

         (d) all Deposit Accounts;

         (e) all Documents;

         (f) all Equipment;

         (g) all General Intangibles;

         (h) all Instruments;

         (i) all Intellectual Property;

         (j) all Inventory;

         (k) all Investment Property;

         (l) all Letter-of-Credit Rights;

         (m) all other property not otherwise described above;

         (n) all books and records pertaining to the Collateral; and

         (o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided, however, that notwithstanding any of the other provisions set forth in this Section 3, this Agreement shall not constitute a grant of a security interest in (i) the Shareholder Notes and (ii) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

                  To induce the Lender to enter into the Credit Agreement and to induce the Lenders to make the Term Loan to the Borrower thereunder, each Grantor hereby represents and warrants to the Lender that:

         4.1 TITLE; NO OTHER LIENS. Except for the security interest granted to the Lender pursuant to this Agreement and the Permitted Liens, such Grantor owns or has the right to use each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Lender, pursuant to this Agreement or as are permitted by the Credit Agreement. For the avoidance of doubt, it is understood and agreed that any Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned by, licensed to, or developed by a Grantor. For purposes of this Agreement and the other Loan Documents, such licensing activity, and any restrictions arising as a result therefrom, shall not constitute a "Lien" or "claim of others" on, or an impairment of, such Intellectual Property. The Lender understands that any such licenses may be exclusive to the applicable licensees, and such exclusivity provisions, may limit the ability of the Lender to utilize, sell, lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto. The Lender further understands that a Grantor may be granted licenses by third parties to use Intellectual Property, which licenses may limit the ability of Lender to utilize, sell, Lease or transfer the related Intellectual Property or otherwise realize value from such Intellectual Property pursuant hereto. For purposes of this Agreement and the other Loan Documents, such licensing activity and the limitations imposed thereby shall not constitute a "Lien" or "claim of others" on, or an impairment of, such Intellectual Property.

         4.2 PERFECTED FIRST PRIORITY LIENS. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on SCHEDULE 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Lender in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Lender, as collateral security for such Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of such Grantor and any Persons purporting to purchase any Collateral from such Grantor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

         4.3 JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE. On the date hereof, such Grantor's jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor's chief executive office or sole place of business or principal residence, as the case may be, are specified on SCHEDULE 4. Such Grantor has furnished to the Lender a certified charter, certificate of incorporation or other organization document, of a date which shall not be prior to September 1, 2001, and long-form good standing certificate as of a date which is recent to the date hereof.

         4.4 INVENTORY AND EQUIPMENT. On the date hereof, the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on SCHEDULE 5.

         4.5 FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

         4.6 INVESTMENT PROPERTY. (a) The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor or, in the case of Foreign Subsidiary Voting Stock, if less, 66% of the outstanding Foreign Subsidiary Voting Stock of each relevant Issuer.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (d) Such Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

         4.7 RECEIVABLES. (a) No amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

         (b) None of the obligors on any Receivables in an amount not exceeding $500,000 is a Governmental Authority.

         (c) The amounts represented by such Grantor to the Lender from time to time as owing to such Grantor in respect of the Receivables will at such times be accurate.

         4.8 CONTRACTS. (a) No consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement, except as has been obtained.

         (b) Each Contract is in full force and effect and constitutes a valid and legally enforceable obligation of the parties thereto, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any of the Contracts by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

         (d) Neither such Grantor nor (to the best of such Grantor's knowledge) any of the other parties to the Contracts is in default in the performance or observance of any of the terms thereof.

         (e) The right, title and interest of such Grantor in, to and under the Contracts are not subject to any defenses, offsets, counterclaims or claims.

         (f) Such Grantor has delivered or made available to the Lender a complete and correct copy of each Contract, including all amendments, supplements and other modifications thereto.

         (g) No amount payable to such Grantor under or in connection with any Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Lender.

         (h) None of the parties to any Contract is a Governmental Authority.

         4.9 INTELLECTUAL PROPERTY. (a) SCHEDULE 6 lists all registered Intellectual Property owned by such Grantor in its own name on the date hereof.

         (b) On the date hereof, all material Intellectual Property owned by the Grantor is valid, subsisting, unexpired and enforceable, has not been abandoned and does not, to the Grantor's knowledge, infringe the intellectual property rights of any other Person.

         (c) Except as set forth in SCHEDULE 6, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

         (d) No holding, decision or judgment has been rendered by any Governmental Authority, against any Grantor as a party to any proceeding giving rise to such holding, decision or judgment, which would limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

         (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof against any Grantor (i) seeking to limit, cancel or question the validity of any Intellectual Property owned by any Grantor or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

                              SECTION 5. COVENANTS

                  Each Grantor covenants and agrees with the Lender that, from and after the date of this Agreement until the Obligations shall have been paid in full and the Commitment shall have terminated:

         5.1 DELIVERY OF INSTRUMENTS, CERTIFICATED SECURITIES AND CHATTEL PAPER. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Lender, duly indorsed in a manner satisfactory to the Lender, to be held as Collateral pursuant to this Agreement.

         5.2 MAINTENANCE OF INSURANCE. (a) Such Grantor will maintain, with financially sound and reputable companies, insurance policies (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Lender and (ii) to the extent requested by the Lender, insuring such Grantor and the Lender against liability for personal injury and property damage relating to such Inventory and Equipment, such policies to be in such form and amounts and having such coverage as may be reasonably satisfactory to the Lender.

         (b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof,
(ii) name the Lender as insured party or loss payee, (iii) if reasonably requested by the Lender, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Lender.

         (c) The Borrower shall deliver to the Lender a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower's audited annual financial statements and such supplemental reports with respect thereto as the Lender may from time to time reasonably request.

         5.3 PAYMENT OF OBLIGATIONS. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

         5.4 MAINTENANCE OF PERFECTED SECURITY INTEREST; FURTHER DOCUMENTATION.
(a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in
Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

         (b) Such Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Lender may reasonably request, all in reasonable detail.

         (c) At any time and from time to time, upon the written request of the Lender, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Lender may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) in the case of Investment Property, Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Lender to obtain "control" (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

         5.5 CHANGES IN LOCATIONS, NAME, ETC. Such Grantor will not, except upon 15 days' prior written notice and delivery to the Lender of (a) all additional executed financing statements and other documents reasonably requested by the Lender to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to
SCHEDULE 5 showing any additional location at which Inventory or Equipment shall be kept:

         (i) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 4.3; or

         (ii) change its name.

         5.6 NOTICES. Such Grantor will advise the Lender promptly, in reasonable detail, of:

         (a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Lender to exercise any of its remedies hereunder; and

         (b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

         5.7 INVESTMENT PROPERTY. (a) If such Grantor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Lender, hold the same in trust for the Lender and deliver the same forthwith to the Lender in the exact form received, duly indorsed by such Grantor to the Lender, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Lender so requests, signature guaranteed, to be held by the Lender, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Lender to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Lender, be delivered to the Lender to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Lender, hold such money or property in trust for the Lender, segregated from other funds of such Grantor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Lender, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Lender to sell, assign or transfer any of the Investment Property or Proceeds thereof.

         (c) In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Lender promptly in writing of the occurrence of any of the events described in Section 5.7(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 with respect to the Investment Property issued by it.

         5.8 RECEIVABLES. (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

         (b) Such Grantor will deliver to the Lender a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

         5.9 CONTRACTS. (a) Such Grantor will, to the extent consistent with prudent business practices, perform and comply in all material respects with all its obligations under the Contracts.

         (b) Such Grantor will not amend, modify, terminate or waive any provision of any Contract in any manner which could reasonably be expected to materially adversely affect the value of such Contract as Collateral.

         (c) Such Grantor will, to the extent consistent with prudent business practices, exercise promptly and diligently each and every material right which it may have under each Contract (other than any right of termination).

         (d) Such Grantor will deliver to the Lender a copy of each material demand, notice or document received by it relating in any way to any Contract that questions the validity or enforceability of such Contract.

         5.10 INTELLECTUAL PROPERTY. (a) With respect to each material Trademark owned by a Grantor, such Grantor will, except to the extent the Grantor determines, in accordance with prudent business practices, to change the Trademark associated with such goods or services, or to cease offering the goods or services with which the Trademark is associated, (i) continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Lender shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way

         (b) Such Grantor will not (and will not authorize any licensee or sublicensee thereof to) do any act, or omit to do any act, whereby any material Patent owned by it may become forfeited, abandoned or dedicated to the public in any jurisdiction where such action or omission could reasonably be expected to adversely affect the value of such Patent.

         (c) Such Grantor (i) will employ each material Copyright and (ii) will not (and will not authorize any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any material portion of the Copyrights may become invalidated or otherwise impaired. Such Grantor will not and will not authorize any licensee or sublicense thereof to do any act whereby any material portion of the Copyrights may fall into the public domain.

         (d) Such Grantor will not (and will not authorize any licensee or sublicensee thereof to) do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other Person.

         (e) Such Grantor will notify the Lender promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by it may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property owned by it or such Grantor's right to register the same or to own and maintain the same.

         (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Lender within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the

Lender, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Lender may reasonably request to evidence the Lender's security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

         (g) Such Grantor will take all reasonable and necessary steps, to the extent consistent with prudent business practices, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration arising from such application) and to maintain each registration of the material Intellectual Property owned by Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

         (h) In the event that any material Intellectual Property owned by a Grantor is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Lender after it learns thereof and to the extent consistent with prudent business practices, sue for infringement, misappropriation or dilution, seek injunctive relief where appropriate and use reasonable efforts to recover damages for such infringement, misappropriation or dilution.

                         SECTION 6. REMEDIAL PROVISIONS

         6.1 CERTAIN MATTERS RELATING TO RECEIVABLES. (a) The Lender shall have the right to make test verifications of the Receivables twice a year (and if an Event of a Default shall have occurred and be continuing, at any time and from time to time) in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as the Lender may require in connection with such test verifications. At any time and from time to time, upon the Lender's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

         (b) The Lender hereby authorizes each Grantor to collect such Grantor's Receivables, subject to the Lender's direction and control, and the Lender may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Lender at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Lender if required, in a Collateral Account maintained under the sole dominion and control of the Lender, subject to withdrawal by the Lender only as provided in Section 6.5, and
(ii) until so turned over, shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

         (c) At the Lender's reasonable request, each Grantor shall deliver to the Lender all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

         6.2 COMMUNICATIONS WITH OBLIGORS; GRANTORS REMAIN LIABLE. (a) Upon the occurrence and continuance of an Event of Default, the Lender may, in its own name or in the name of others, or at any time in the name of a Grantor, communicate with obligors under the Receivables and parties to the Contracts to verify with them to the Lender's satisfaction the existence, amount and terms of any Receivables or Contracts.

         (b) Upon the request of the Lender at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and parties to the Contracts that the Receivables and the Contracts have been assigned to the Lender and that payments in respect thereof shall be made directly to the Lender.

         (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Lender shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating thereto, nor shall the Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

         6.3 PLEDGED STOCK. (a) Unless an Event of Default shall have occurred and be continuing and the Lender shall have given notice to the relevant Grantor of the Lender's intent to exercise its corresponding rights pursuant to Section 6.3(b), each Grantor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the Lender's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         (b) If an Event of Default shall occur and be continuing and the Lender shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) the Lender shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in such order as the Lender may determine, and (ii) any or all of the Investment Property shall be registered in the name of the Lender or its nominee, and the Lender or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Grantor or the Lender of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Lender may determine), all without liability except to account for property actually received by it, but the Lender shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Lender in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Lender.

         6.4 PROCEEDS TO BE TURNED OVER TO LENDER. In addition to the rights of the Lender specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Lender, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Lender in the exact form received by such Grantor (duly indorsed by such Grantor to the Lender, if required). All Proceeds received by the Lender hereunder shall be held by the Lender in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Lender in a Collateral Account (or by such Grantor in trust for the Lender) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

         6.5 APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Lender, or, if an Event of Default shall have occurred and be continuing, at any time at the Lender's election, the Lender may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in such order as the Lender may elect, and any part of such funds which the Lender elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Lender to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitment shall have terminated, and shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

         6.6 CODE AND OTHER REMEDIES. If an Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Lender's request, to assemble the Collateral and make it available to the Lender at places which the Lender shall reasonably select, whether at such Grantor's premises or elsewhere. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Lender account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

         6.7 REGISTRATION RIGHTS. (a) If the Lender shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 6.6, and if in the opinion of the Lender it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Lender, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Lender shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) Each Grantor recognizes that the Lender may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (c) Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         6.8 DEFICIENCY. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Lender to collect such deficiency.

                             SECTION 7. THE LENDER

         7.1 THE LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT, ETC. (a) Each Grantor hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Lender the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

         (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due under any Receivable or Contract or with respect to any other Collateral whenever payable;

         (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Lender may request to evidence the Lender's security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

         (iii)pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

         (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

     (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Lender may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Lender shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and do, at the Lender's option and such Grantor's expense, at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

     Anything in this Section 7.1(a) to the contrary notwithstanding, the Lender agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

         (b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Lender, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

         (c) The expenses of the Lender incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Lender to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Lender on demand.

         (d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         7.2 DUTY OF THE LENDER. The Lender's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Lender deals with similar property for its own account. Neither the Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Lender hereunder are solely to protect the Lender's interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

         7.3 EXECUTION OF FINANCING STATEMENTS. Pursuant to any applicable law, each Grantor authorizes the Lender to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Lender determines appropriate to perfect the security interests of the Lender under this Agreement. Each Grantor authorizes the Lender to use the collateral description "all personal property" in any such financing statements. Each Grantor hereby ratifies and authorizes the filing by the Lender of any financing statement with respect to the Collateral made prior to the date hereof.

         7.4 AUTHORITY OF THE LENDER. Each Grantor acknowledges that the rights and responsibilities of the Lender under this Agreement with respect to any action taken by the Lender or the exercise or non-exercise by the Lender of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them.

                            SECTION 8. MISCELLANEOUS

         8.1 AMENDMENTS IN WRITING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 8.1 of the Credit Agreement.

         8.2 NOTICES. All notices, requests and demands to or upon the Lender or any Grantor hereunder shall be effected in the manner provided for in Section
8.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on SCHEDULE 1.

         8.3 NO WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. The Lender shall not by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         8.4 ENFORCEMENT EXPENSES; INDEMNIFICATION. (a) Each Guarantor agrees to pay or reimburse the Lender for all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including, without limitation, the fees and disbursements of counsel to each Lender and of counsel to the Lender.

         (b) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         (c) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 8.5 of the Credit Agreement.

         (d) The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

         8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Lender and their successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Lender.

         8.6 SET-OFF. Each Grantor hereby irrevocably authorizes the Lender at any time and from time to time, without notice to such Grantor or any other Grantor, any such notice being expressly waived by such Grantor to the extent permitted by applicable law, upon any amount becoming due and payable by such Grantor hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be. The Lender agrees promptly to notify such Grantor after any such setoff and application made by the Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

         8.7 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8.8 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         8.9 SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         8.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Grantors, the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         8.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         8.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Grantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Grantor at its address referred to in Section 8.2 or at such other address of which the Lender shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         8.13 ACKNOWLEDGEMENTS. Each Grantor hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

         (b) the Lender does not have a fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors and the Lender in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Grantors and the Lender.

         8.14 ADDITIONAL GRANTORS. Each Subsidiary of the Borrower that is required to become a party to this Agreement pursuant to Section 5.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex 1 hereto.

         8.15 RELEASES. (a) At such time as the Term Loan and the other Obligations shall have been paid in full, the Commitments have been terminated and the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Lender and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Lender shall deliver to such Grantor any Collateral held by the Lender hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

         (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Lender, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, a Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; PROVIDED that the Borrower shall have delivered to the Lender, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

         8.16 PRIOR LIENS. The obligations of certain of the Grantors hereunder are subject to the provisions of agreements entered into in connection with the National City Debt and the M Data Debt. The Lender acknowledges that with respect to the collateral covered by the respective agreements, the Liens securing the National City Debt and the M Data Debt have priority over the Liens granted pursuant to this Agreement. It shall not be a breach of this Agreement for the Grantors to comply with their obligations with respect to the collateral securing the National City Debt and the M Data Debt.

         8.17 WAIVER OF JURY TRIAL. EACH GRANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.



                           PRINTCAFE, INC.


                           By:  /s/ Marc D. Olin
                                -------------------------------------------
                                Name: Marc D. Olin
                                Title: President and Chief Executive Officer



                           A.H.P. SYSTEMS, INC.
                           AUTOMATION, INC.
                           CONSTELLATION SOFTWARE OF NEW HAMPSHIRE, INC. LOGIC ASSOCIATES, INC.
                           LOGIC COVALENT CORPORATION
                           M DATA, INC.
                           PRINTCAFE SYSTEMS, INC.
                           PRINTCAFE IP MANAGEMENT, INC.
                           PROGRAMMED SOLUTIONS, INC.


                           By:  /s/ Marc D. Olin
                                -------------------------------------------
                                Name: Marc D. Olin
                                Title: President and Chief Executive Officer

                         ACKNOWLEDGEMENT AND CONSENT***

         The undersigned hereby acknowledges receipt of a copy of the Guarantee and Collateral Agreement dated as of December 31, 2001 (the "AGREEMENT"), made by the Grantors parties thereto for the benefit of Iris Graphics Inc., as Lender. The undersigned agrees for the benefit of the Lender as follows:

                  1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

                  2. The undersigned will notify the Lender promptly in writing of the occurrence of any of the events described in Section 5.7(a) of the Agreement.

                  3. The terms of Sections 6.3(c) and 6.7 of the Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 of the Agreement.



                                          [NAME OF ISSUER]



                                          By:
                                             -----------------------------------
                                               Name:
                                               Title:


                                          Address for Notices:

                                          --------------------------------------

                                          --------------------------------------


                                          --------------------------------------


                                          Fax:


---------------------
*** This consent is necessary only with respect to any Issuer which is not also a Grantor.

                                                                      Annex 1 to
                                              GUARANTEE AND COLLATERAL AGREEMENT



                  ASSUMPTION AGREEMENT, dated as of __________ ___, 200_, made by ______________________________ (the "ADDITIONAL GRANTOR"), in favor of Iris Graphics Inc., as the lender (the "LENDER") party to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

                  WHEREAS, printCafe, Inc. (the "BORROWER") and the Lender have entered into a Credit Agreement, dated as of December 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of December 31, 2001 (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE AND COLLATERAL AGREEMENT"), in favor of the Lender;

                  WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

                  WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

                  NOW, THEREFORE, IT IS AGREED:

                  1. GUARANTEE AND COLLATERAL AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in
Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

                  2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                                          [ADDITIONAL GRANTOR]



                                          By:___________________________
                                               Name:
                                               Title:

                                                                    Annex 1-A to
                                                            ASSUMPTION AGREEMENT



                            SUPPLEMENT TO SCHEDULE 1



                            SUPPLEMENT TO SCHEDULE 2



                            SUPPLEMENT TO SCHEDULE 3



                            SUPPLEMENT TO SCHEDULE 4



                            SUPPLEMENT TO SCHEDULE 5



                            SUPPLEMENT TO SCHEDULE 6



                            SUPPLEMENT TO SCHEDULE 7